MUNIYIELD
FLORIDA
INSURED FUND



FUND LOGO




Semi-Annual Report

April 30, 2000




MuniYield Florida Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD FLORIDA INSURED FUND


The Benefits and
Risks of
Leveraging

MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


MuniYield Florida Insured Fund, April 30, 2000


TO OUR SHAREHOLDERS

For the six months ended April 30, 2000, the Common Shares of MuniYield Florida Insured Fund earned $0.376 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.66%, based on a month-end per share net asset value of $13.34. Over the same period, the total investment return on the Fund's Common Shares was +3.56%, based on a change in per share net asset value from $13.30 to $13.34, and assuming reinvestment of $0.379 per share ordinary income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction
Market Preferred Shares had an average yield of 3.87%.

The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the out-standing supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperfomance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of over $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
During the six-month period ended April 30, 2000, we continued our investment strategy of seeking to enhance the level of tax-exempt income and to decrease the price volatility of the Fund. We focused on purchasing premium couponed issues in the 11-year - 20-year maturity range and the sale of long duration bonds. Because of the steepness in the municipal bond market yield curve, these issues represented 90%--95% of the yield available on the long end of the curve. This maturity sector also provided for greater protection from any volatility the market has experienced recently. We were prevented from fully reducing the Fund's duration because of a scarcity of new issues coming to market that could be defensively structured.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Shares, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to maintain our fully invested position in order to seek to enhance shareholder income. Because tax-exempt bond yields are expected to remain in a narrow range, we do not anticipate making any consequential changes to the Fund, and we expect to continue to maintain our present investment strategy. If either the US economy or equity markets display any major weakness, we may adopt a more positive stance in order to enhance portfolio appreciation.

In Conclusion
We appreciate your ongoing interest in MuniYield Florida Insured
Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



May 30, 2000



MuniYield Florida Insured Fund, April 30, 2000


PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield Florida Insured Fund's Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn                          5,378,714                       66,626
                                             Jack B. Sunderland                      5,364,014                       81,326
                                             Stephen B. Swensrud                     5,360,914                       84,426
                                             J. Thomas Touchton                      5,378,714                       66,626
                                             Fred G. Weiss                           5,372,914                       72,426
                                             Arthur Zeikel                           5,368,214                       77,126

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                             5,351,884        15,923         77,533

During the six-month period ended April 30, 2000, MuniYield Florida Insured Fund's Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn, M. Colyer Crum,
   Laurie Simon Hodrick, Jack B. Sunderland, Stephen B. Swensrud,
   J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel                                 2,009                           0

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                               2,009            0              0


Portfolio
Abbreviations

To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
DATES          Daily Adjustable Tax-Exempt Securities
GO             General Obligation Bonds
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
RITR           Residual Interest Trust Receipts
S/F            Single-Family
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                  Value
Florida--94.8%  AAA       Aaa     $ 5,585   Auburndale, Florida, Water and Sewer Revenue Bonds, 5.25%
                                            due 12/01/2025 (a)                                                  $  5,067

                NR*       Aaa       2,375   Bay County, Florida, School Board, COP, 5% due 7/01/2023 (a)           2,077

                                            Boynton Beach, Florida, Utility System Revenue Refunding
                                            Bonds (b):
                AAA       Aaa       3,375     6.25% due 11/01/2020                                                 3,451
                AAA       Aaa         700     6.25% due 11/01/2020 (h)                                               749

                AAA       Aaa       3,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT,
                                            6.40% due 10/01/2024 (a)                                               3,090

                A1+       NR*         500   Capital Projects Finance Authority, Florida, Revenue Bonds
                                            (Florida Hospital Association--Capital Projects Loan), VRDN,
                                            Series A, 5.05% due 6/01/2028 (e)(i)                                     500

                                            Citrus County, Florida, PCR, Refunding (Florida Power Company--
                                            Crystal River) (c):
                AAA       Aaa       2,100     6.625% due 1/01/2027                                                 2,187
                AAA       Aaa       5,750     Series B, 6.35% due 2/01/2022                                        5,874

                NR*       Aaa       5,500   Cityplace Community Development District, Florida, Capital
                                            Improvement Revenue Bonds, 5% due 5/01/2022 (c)                        4,851

                                            Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (c):
                AAA       Aaa       5,000     5.75% due 10/01/2012                                                 5,075
                AAA       Aaa       2,650     6.55% due 10/01/2013                                                 2,775
                AAA       Aaa      12,715     6.60% due 10/01/2022                                                13,216

                AAA       Aaa       4,500   Dade County, Florida, Health Facilities Authority, Hospital
                                            Revenue Bonds (Baptist Hospital of Miami Project), Series A,
                                            5.75% due 5/01/2021 (c)(h)                                             4,537

                AAA       Aaa       4,000   Dade County, Florida, Seaport, GO, Refunding, 5.125% due
                                            10/01/2026 (c)                                                         3,553

                NR*       Aaa       1,670   Duval County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT, 6.20% due 4/01/2020 (c)(f)(g)                              1,688

                AAA       Aaa       5,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT, 7% due 4/01/2028 (f)(g)                                    5,262

                AAA       Aaa       3,000   First Florida Governmental Financing Commission Revenue Bonds,
                                            5.70% due 7/01/2017 (c)                                                3,014

                NR*       Aaa         885   Florida HFA, Home Ownership Revenue Refunding Bonds, AMT,
                                            Series G1, 7.90% due 3/01/2022 (g)                                       908

                AAA       Aaa       1,150   Florida HFA, Housing Revenue Bonds (Brittany Rosemont
                                            Apartments), AMT, Series C-1, 6.75% due 8/01/2014 (a)                  1,197

                AAA       Aaa       1,650   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                            Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (i)                1,674


MuniYield Florida Insured Fund, April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                  Value
Florida                                     Florida State Board of Education, Capital Outlay, GO (Public
(concluded)                                 Education), Series B:
                AA+       Aa2     $ 1,750     5.875% due 6/01/2020                                              $  1,758
                AA+       Aa2       2,650     5.875% due 6/01/2024                                                 2,651

                AAA       Aaa       6,190   Florida State Board of Education, Lottery Revenue Bonds,
                                            Series A, 6% due 7/01/2015 (b)                                         6,440

                AAA       Aaa       6,000   Florida State Department of Environmental Protection,
                                            Preservation Revenue Bonds, Series A, 5.75% due 7/01/2013 (b)          6,179

                AAA       Aaa       1,000   Hillsborough County, Florida, IDA, Revenue Refunding Bonds
                                            (Allegany Health System--J. Knox Village), 6.375% due
                                            12/01/2003 (c)(d)                                                      1,042

                NR*       Aaa       8,250   Indian Trace, Community Development District, Florida, Water
                                            Management, Special Benefit Assessment, 5% due 5/01/2027 (c)           7,171

                AAA       Aaa       2,000   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland
                                            Regional Health System), Series A, 5.50% due 11/15/2026 (c)            1,896

                AAA       NR*       1,765   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-
                                            County Program), AMT, Series A, SubSeries 3, 7.45% due
                                            9/01/2027 (f)(g)(k)                                                    1,954

                AAA       Aaa       5,000   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                            International Airport), AMT, Series A, 6% due 10/01/2024 (b)           4,987

                AAA       Aaa       2,000   Miami-Dade County, Florida, Educational Facilities Authority
                                            Revenue Bonds (University of Miami), Series A, 5.75% due
                                            4/01/2029 (a)                                                          1,972

                AAA       Aaa       2,515   North Miami Beach, Florida, GO, 6.30% due 2/01/2024 (b)                2,583

                NR*       Aaa       6,500   Orange County, Florida, School Board, COP, Series A, 5.25%
                                            due 8/01/2023 (c)                                                      5,938

                                            Orange County, Florida, Tourist Development, Tax Revenue
                                            Refunding Bonds, Series A (a):
                AAA       Aaa       1,000     6.50% due 10/01/2010                                                 1,053
                AAA       Aaa       5,000     4.75% due 10/01/2024                                                 4,187

                AAA       Aaa       1,500   Palm Beach County, Florida, Criminal Justice Facilities
                                            Revenue Bonds, 7.20% due 6/01/2015 (b)                                 1,769

                AAA       Aaa       5,000   Palm Beach County, Florida, School Board, COP, Series A, 6%
                                            due 8/01/2018 (b)                                                      5,140

                AAA       Aaa       2,500   Pasco County, Florida, PCR, Refunding (Florida Power--Anclote),
                                            6.35% due 2/01/2022 (c)                                                2,613

                A1+       VMIG1++     400   Pinellas County, Florida, Health Facilities Authority Revenue
                                            Refunding Bonds (Pooled Hospital Loan Program), DATES, 5.50%
                                            due 12/01/2015 (a)(e)                                                    400

                NR*       Aaa       1,970   Saint Petersburg, Florida, Public Utilities Revenue Bonds,
                                            Series A, 5.375% due 10/01/2024 (i)                                    1,842

                NR*       Aaa       5,000   Sarasota County, Florida, Public Hospital Board, Revenue
                                            Refunding Bonds, RITR, Series 99, 5.545% due 7/01/2028 (c)(j)          4,536

                NR*       Aaa       5,000   Sarasota County, Florida, Stormwater Utility Revenue Refunding
                                            Bonds, 5.25% due 10/01/2019 (a)                                        4,687

                AAA       Aaa       4,920   Sarasota County, Florida, Utility System Revenue Bonds, 6.50%
                                            due 10/01/2004 (b)(d)                                                  5,293

                AAA       Aaa       2,250   South Broward Hospital District, Florida, Hospital Revenue
                                            Bonds, RIB, 6.611% due 5/01/2001 (a)(d)(j)                             2,424

                AAA       Aaa       2,275   South Florida Water Management District, Special Obligation
                                            Land Acquisition Revenue Bonds, 6% due 10/01/2015 (a)                  2,331

                AAA       Aaa       4,000   Sunrise, Florida, Utility System Revenue Bonds, Series A,
                                            5.75% due 10/01/2006 (a)(d)                                            4,183

                AAA       Aaa       5,000   Tallahassee, Florida, Energy System Revenue Refunding Bonds,
                                            Series A, 4.75% due 10/01/2026 (i)                                     4,165

                AAA       Aaa       1,765   Tampa Bay, Florida, Water Utility System Revenue Bonds,
                                            5.75% due 10/01/2029 (b)                                               1,740

                AAA       Aaa       2,000   Volusia County, Florida, School Board, COP (Master Lease
                                            Program), 5.50% due 8/01/2024 (i)                                      1,910

Texas--2.2%     A1+       NR*       3,700   Harris County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Refunding Bonds
                                            (Methodist Hospital), VRDN, 5.40% due 12/01/2025 (e)                   3,700


                Total Investments (Cost--$168,809)--97.0%                                                        167,289

                Other Assets Less Liabilities--3.0%                                                                5,223
                                                                                                                --------
                Net Assets--100.0%                                                                              $172,512
                                                                                                                ========



             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)MBIA Insured.
             (d)Prerefunded.
             (e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (f)FNMA Collateralized.
             (g)GNMA Collateralized.
             (h)Escrowed to maturity.
             (i)FSA Insured.
             (j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (k)FHLMC Collateralized.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.


MuniYield Florida Insured Fund, April 30, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$168,809,041)                                   $167,288,549
                    Cash                                                                                          61,828
                    Receivables:
                      Securities sold                                                      $  3,060,000
                      Interest                                                                2,297,972        5,357,972
                                                                                           ------------
                    Prepaid expenses and other assets                                                              7,157
                                                                                                            ------------
                    Total assets                                                                             172,715,506
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                 100,086
                      Investment adviser                                                         66,851          166,937
                                                                                           ------------
                    Accrued expenses                                                                              36,107
                                                                                                            ------------
                    Total liabilities                                                                            203,044
                                                                                                            ------------

Net Assets:         Net assets                                                                              $172,512,462
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share (2,400 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 60,000,000
                      Common Shares, par value $.10 per share (8,437,358 shares
                      issued and outstanding)                                              $    843,736
                    Paid-in capital in excess of par                                        117,604,963
                    Undistributed investment income--net                                      1,342,881
                    Accumulated realized capital losses on investments--net                  (1,366,424)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                      (4,392,202)
                    Unrealized depreciation on investments--net                              (1,520,492)
                                                                                           ------------
                    Total--Equivalent to $13.34 net asset value per Common
                    Share (market price--$11.50)                                                             112,512,462
                                                                                                            ------------
                    Total capital                                                                           $172,512,462
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                                $  4,892,721
Income:

Expenses:           Investment advisory fees                                               $    428,243
                    Commission fees                                                              74,490
                    Professional fees                                                            39,616
                    Transfer agent fees                                                          26,628
                    Accounting services                                                          22,496
                    Trustees' fees and expenses                                                  16,252
                    Printing and shareholder reports                                             13,790
                    Listing fees                                                                  9,324
                    Custodian fees                                                                4,798
                    Pricing fees                                                                  3,222
                    Other                                                                         7,196
                                                                                           ------------
                    Total expenses                                                                               646,055
                                                                                                            ------------
                    Investment income--net                                                                     4,246,666
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,366,424)
Unrealized          Change in unrealized depreciation on investments--net                                      1,767,599
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  4,647,841
                                                                                                            ============

                    See Notes to Financial Statements.


MuniYield Florida Insured Fund, April 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $  4,246,666     $  8,536,860
                    Realized loss on investments--net                                        (1,366,424)      (2,525,980)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          1,767,599      (14,041,584)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                4,647,841       (8,030,704)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (3,196,071)      (7,206,263)
Shareholders:         Preferred Shares                                                       (1,158,336)      (1,291,200)
                    Realized gain on investments--net:
                      Common Shares                                                                  --          (74,077)
                      Preferred Shares                                                               --          (19,622)
                    In excess of realized gain on investments--net:
                      Common Shares                                                                  --       (3,472,404)
                      Preferred Shares                                                               --         (919,810)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,354,407)     (12,983,376)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in reinvestment
Transactions:       of dividends and distributions                                                   --          920,154
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                     293,434      (20,093,926)
                    Beginning of period                                                     172,219,028      192,312,954
                                                                                           ------------     ------------
                    End of period*                                                         $172,512,462     $172,219,028
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,342,881     $  1,450,622
                                                                                           ============     ============
                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                    April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                2000        1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $  13.30   $  15.79  $  15.50  $  15.25   $  15.16
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51       1.01      1.09      1.10       1.08
                    Realized and unrealized gain (loss) on
                    investments--net                                       .05      (1.96)      .48       .52        .17
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .56       (.95)     1.57      1.62       1.25
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.38)      (.86)     (.84)     (.85)      (.84)
                      Realized gain on investments--net                     --       (.01)     (.17)     (.22)      (.06)
                      In excess of realized gain on
                      investments--net                                      --       (.41)       --      (.02)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Shareholders                                   (.38)     (1.28)    (1.01)    (1.09)      (.90)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.14)      (.15)     (.23)     (.21)      (.24)
                        Realized gain on investments--net                   --         --++    (.04)     (.07)      (.02)
                        In excess of realized gain on
                        investments--net                                    --       (.11)       --        --++       --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.14)      (.26)     (.27)     (.28)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.34   $  13.30  $  15.79  $  15.50   $  15.25
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  11.50   $ 12.125  $ 15.625  $  15.00   $ 14.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (2.07%)+++(15.43%)   11.21%    14.41%     11.48%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   3.56%+++  (8.20%)    8.76%     9.50%      7.18%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses***                                    1.15%*     1.12%     1.04%     1.04%      1.08%
Average                                                               ========   ========  ========  ========   ========
Net Assets of       Total investment income--net***                      7.59%*     6.88%     6.94%     7.21%      7.21%
Common Shares:                                                        ========   ========  ========  ========   ========
                    Amount of dividends to Preferred
                    Shareholders                                         2.07%*     1.04%     1.45%     1.40%      1.59%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common
                    Shareholders                                         5.52%*     5.84%     5.49%     5.81%      5.62%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .75%*      .75%      .71%      .71%       .73%
Total Average Net                                                     ========   ========  ========  ========   ========
Assets:***++++      Total investment income--net                         4.95%*     4.64%     4.76%     4.92%      4.88%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Shareholders                  3.87%*     2.16%     3.16%     2.98%      3.33%
Average                                                               ========   ========  ========  ========   ========
Net Assets of
Preferred Shares:

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                          $112,512   $112,219  $132,313  $129,405   $127,320
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                             $ 60,000   $ 60,000  $ 60,000  $ 60,000   $ 60,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  22.77%     85.16%    62.35%    73.79%    156.11%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,875   $  2,870  $  3,205  $  3,157   $  3,122
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    483   $    538  $    790  $    746   $    832
Per Share                                                             ========   ========  ========  ========   ========
On Preferred
Shares
Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Amount is less than $.01 per share.
                ++++Includes Common and Preferred Shares average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield Florida Insured Fund, April 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $41,745,481 and $36,901,597, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

                                   Realized       Unrealized
                                    Losses          Losses

Long-term investments           $  (1,366,424)  $ (1,520,492)
                                -------------   ------------
Total                           $  (1,366,424)  $ (1,520,492)
                                =============   ============


As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,520,492, of which $2,901,927 related to appreciated securities and $4,422,419 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $168,809,041.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999 increased by 59,543 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2000 was 4.40%.

Shares issued and outstanding during the six months ended April 30, 2000 and during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $33,262 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $3,067,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 5, 2000, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.062600 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.




MuniYield Florida Insured Fund, April 30, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    91.7%
AA/Aa                                       2.6
Other*                                      2.7

*Temporary investments in short-term municipal securities.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MFT


Donald Cecil and Edward H. Meyer, Trustees of MuniYield Florida
Insured Fund, have recently retired. The Fund's Board of Trustees wishes Mr. Cecil and Mr. Meyer well in their retirements.